UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

BUNGE LIMITED
(Exact name of Registrant as specified in its charter)

Bermuda	001-16625	98-0231912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1391 Timberlake Manor Parkway
St. Louis
Missouri	63017
(Address of principal executive offices)	(Zip code)
314	292-2000
(Registrant’s telephone number, including area code)
N.A. (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

______________________________________________________________________________________________________

Item 7.01	Regulation FD Disclosure.

On May 13, 2020, Bunge Limited’s Chief Executive Officer, Greg Heckman, will present at the BMO Capital Markets 15th Annual Farm to Market Conference, during which he intends to reference certain slides furnished as Exhibit 99.1 to this report and incorporated herein by reference.
In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Items 7.01 and 9.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit	Description
99.1	Slides to be used in the Company’s presentation at the BMO Capital Markets 15th Annual Farm to Market Conference on May 13, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2020

BUNGE LIMITED

By:	/s/ John W. Neppl
	Name:	John W. Neppl
	Title:	Executive Vice President, Chief Financial Officer